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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 27, 2009
Farmers National Banc Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-12055	34-1371693

(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

200 South Broad Street, P.O. Box 555, Canfield Ohio	44406-0555

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 533-3341

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 27, 2009, Farmers National Bank of Canfield (the “Bank”), the wholly owned subsidiary of Farmers National Banc Corp. (the “Registrant”) entered into an Employment Agreement with John S. Gulas, the Chief Operating Officer of the Bank (the “Agreement”). The Agreement supercedes Mr. Gulas’ previous Employment Agreement with the Bank dated as of July 22, 2008.
     The Agreement has an initial term of thirty-six (36) months from January 31, 2009, with successive thirty-six (36) month renewals unless written notice of termination is provided by either party ninety (90) days prior to the expiration of the applicable term. The agreement provides for a base salary for Mr. Gulas of $175,000. The base salary will be reviewed by the Bank on an annual basis. Mr. Gulas will also be eligible to participate in the Bank’s Executive Management Incentive Program, according to terms and conditions applicable to all other executives of the Bank and the stock option plan of the Registrant and any successor plan.
     Under the Agreement, if Mr. Gulas’ employment is terminated by the Bank without cause, or by Mr. Gulas for “good reason” or due to a change of control, he is entitled to receive (a) a lump sum payment equal to unused vacation time, (b) seventy-two (72) bi-monthly severance payments, each of which shall be equal to the greater of $7,291.67 or 1/24 of Mr. Gulas’ highest annual salary in effect within the twelve (12) months prior to his termination and (c) a pro-rata participation in the Executive Management Incentive Program then in effect. If Mr. Gulas is terminated for cause or by him without cause or due to disability or death, he is not entitled to severance payments. If, however, Mr. Gulas is terminated for death or disability, he or his estate is entitled to receive a lump sum payment for unused vacation time and a pro-rata participation in the aforementioned incentive program.
     The Agreement also contains customary provisions regarding post-employment competition and anti-solicitation, vacations, insurance and expense reimbursements.
     A form of Mr. Gulas’ employment agreement with the Bank is attached hereto as Exhibit 10.1 and incorporated herein.
ITEM 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information. None

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits

Exhibit 10.1	—	Form of Employment Agreement dated as of January 27, 2009 by and between Farmers National Bank of Canfield and John S. Gulas

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS NATIONAL BANC CORP.
By:	/s/ Frank L. Paden
Frank L. Paden
President and Secretary

Date: February 2, 2009

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